Exhibit 99.1

CUMULUS MEDIA INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated financial statements give effect to the completion on November 14, 2013 of Cumulus Media Inc.’s (the “Company” or “Cumulus”) previously announced: (i) sale to Townsquare Media, LLC (“Townsquare”) of 53 radio stations in 12 small and mid-sized markets for approximately $238.0 million in cash; and (ii) swap of 15 radio stations in two small and mid-sized markets with Townsquare, which stations are accounted for as a discontinued operation, in exchange for five radio stations in Fresno, California (the "Acquired Fresno Operations"), which acquired stations are being accounted for as a business combination (such transactions together, the “Townsquare Transaction”).

The following unaudited pro forma condensed consolidated financial statements consist of Cumulus’ historical condensed consolidated balance sheet and condensed consolidated statements of operations as of and for the periods set out below, adjusted on an unaudited pro forma basis solely to reflect the completion of the Townsquare Transaction:

•	an unaudited pro forma condensed consolidated balance sheet as of September 30, 2013, giving effect to the completion of the Townsquare Transaction as if it had occurred on September 30, 2013;
•
unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2013 and for the years ended December 31, 2012, 2011 and 2010, giving effect to the completion of the Townsquare Transaction as if it had occurred on January 1, 2010; and

•	notes to the unaudited pro forma condensed consolidated financial information.

The results of the Acquired Fresno Operations were not included in the unaudited pro forma condensed consolidated statements of operations for the years ended December 31, 2011 or 2010 as such results are not required to be included therein under authoritative guidance related to the preparation and presentation of pro forma financial information.

The following Cumulus historical financial data has been derived from the Company’s historical audited consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 (the "2012 Form 10-K") and the Company's historical unaudited condensed consolidated financial statements included in the Company's Quarterly Report on Form 10-Q for the nine months ended September 30, 2013 (the "2013 Third Quarter Form 10-Q"). The following unaudited pro forma condensed consolidated financial information should be read in conjunction with Cumulus’ financial statements and notes thereto and the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section contained in the 2012 Form 10-K and the 2013 Third Quarter Form 10-Q.

The following unaudited condensed consolidated financial information was prepared in accordance with accounting principles generally accepted in the United States of America, and should be read in conjunction with the accompanying notes to the unaudited pro forma condensed consolidated financial information presented below.

The specific assumptions and adjustments underlying and included in the following unaudited pro forma condensed consolidated financial statements relate only to the completion of the Townsquare Transaction. Specifically, adjustments to the following unaudited pro forma condensed statements of operations give effect to certain events that are (i) directly attributable to the completion of the Townsquare Transaction, (ii) factually supportable, and (iii) expected to have a continuing impact on the Company’s results. Adjustments to the following unaudited pro forma condensed balance sheet give effect to certain events that are directly attributable to the completion of the Townsquare Transaction, and that are factually supportable regardless of whether they are expected to have a continuing impact on the Company or are expected to be non-recurring.

The following unaudited pro forma condensed consolidated financial statements have been provided for informational purposes only and should not be considered indicative of Cumulus’ actual historical financial position or results of operations had the Townsquare Transaction occurred as of any of the dates indicated or any other date. Actual amounts may differ materially from those presented in the accompanying pro forma information.

CUMULUS MEDIA INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
(Dollars in thousands, except for per share data)
As of September 30, 2013

	As Reported (A)	Less: Discontinued Operations (B)		Add: Cash Proceeds and Assets Acquired (C)		Pro Forma Combined
Assets
Current assets:
Cash and cash equivalents	$64,170	$(4)		$238,000	(D)	$302,166
Restricted cash	3,729	—		—		3,729
Accounts receivable, less allowance for doubtful accounts of $3,728	194,872	(10,979)	(G)	2,036	(G)	185,929
Trade receivable	7,821	(1,036)		—		6,785
Deferred income taxes	30,575	6,502		189		37,266
Prepaid expenses and other current assets	23,640	(287)		134		23,487
Total current assets	324,807	(5,804)		240,359		559,362
Property and equipment, net	240,915	(11,370)		5,434		234,979
Broadcast licenses	1,640,829	(61,384)		17,539		1,596,984
Other intangible assets, net	194,653	(8,957)		854		186,550
Goodwill	1,205,195	(66,808)		8,469		1,146,856
Other assets	70,740	—		100		70,840
Total assets	$3,677,139	$(154,323)		$272,755		$3,795,571
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable and accrued expenses	$91,728	$(1,200)		$199		$90,727
Trade payable	7,107	(1,080)		—		6,027
Current portion of long-term debt	38,092	—		—		38,092
Other current liabilities	3,714	—		288		4,002
Total current liabilities	140,641	(2,280)		487		138,848
Long-term debt, excluding 7.75% senior notes	1,966,230	—		—		1,966,230
7.75% senior notes	610,000	—		—		610,000
Series B cumulative redeemable preferred stock	77,241	—		—		77,241
Other liabilities	39,587	(107)		—		39,480
Deferred income taxes	575,007	(17,003)		2,512		560,516
Total liabilities	3,408,706	(19,390)		2,999		3,392,315
Stockholders’ equity:
Class A common stock, par value $0.01 per share; 750,000,000 shares authorized; 191,473,932 shares issued and 167,300,363 shares outstanding	1,914	—		—		1,914
Class B common stock, par value $0.01 per share; 600,000,000 shares authorized; 15,424,944 shares issued and outstanding	154	—		—		154
Class C common stock, par value $0.01 per share; 644,871 shares authorized issued and outstanding	6	—		—		6
Treasury stock, at cost, 24,173,569 shares	(250,917)	—		—		(250,917)
Additional paid-in-capital	1,510,329	—		—		1,510,329
Accumulated deficit	(993,053)	(134,933)	(F)	269,756	(F)	(858,230)
Total stockholders’ equity	268,433	(134,933)		269,756		403,256
Total liabilities and stockholders’ equity	$3,677,139	$(154,323)		$272,755		$3,795,571

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

CUMULUS MEDIA INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For The Nine Months Ended September 30, 2013
(Dollars in thousands, except for share and per share data)

	As Reported (A)	Less: Discontinued Operations (E)		Add: Acquired Fresno Operations (H)		Pro Forma Combined
Broadcast revenues	$802,704	$(52,941)		$10,536		$760,299
Management fees	917	—		—		917
Net revenues	803,621	(52,941)		10,536		761,216
Operating expenses:
Direct operating expenses (excluding depreciation, amortization and LMA fees)	509,972	(27,631)		8,034		490,375
Depreciation and amortization	86,809	(3,996)		712		83,525
LMA fees	2,356	(62)		—		2,294
Corporate, general and administrative expenses (including stock-based compensation expense of $2,259)	33,365	—		—		33,365
Gain on sale of stations	(3,662)	—		—		(3,662)
Gain on derivative instrument	(2,672)	—		—		(2,672)
Total operating expenses	626,168	(31,689)		8,746		603,225
Operating income	177,453	(21,252)		1,790		157,991
Non-operating expense:
Interest expense, net	(133,279)	—		—		(133,279)
Loss on early extinguishment of debt	(4,539)	—		—		(4,539)
Other expense, net	(400)	1		—		(399)
Total non-operating expense, net	(138,218)	1		—		(138,217)
Income from continuing operations before income taxes	39,235	(21,251)		1,790		19,774
Income tax expense	(14,087)	8,607	(I)	(725)	(I)	(6,205)
Income from continuing operations	25,148	(12,644)		1,065		13,569
Net income	25,148	(12,644)		1,065		13,569
Less: dividends declared and accretion of redeemable preferred stock	10,676	—		—		10,676
Income attributable to common shareholders	$14,472	$(12,644)		$1,065		$2,893
Basic and diluted income per common share
Basic: Income from continuing operations per share	$0.06					$0.02
Income per share	$0.06					$0.02
Diluted: Income from continuing operations per share	$0.06					$0.02
Income per share	$0.06					$0.02
Weighted average basic common shares outstanding	176,994,583					176,994,583
Weighted average diluted common shares outstanding	180,032,349					180,032,349
See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

CUMULUS MEDIA INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For The Year Ended December 31, 2012
(Dollars in thousands, except for share and per share data)

	As Reported (A)	Less: Discontinued Operations (E)		Add: Acquired Fresno Operations (H)		Pro Forma Combined
Broadcast revenues	$1,073,901	$(74,310)		$15,602		$1,015,193
Management fees	2,681	—		—		2,681
Net revenues	1,076,582	(74,310)		15,602		1,017,874
Operating expenses:
Direct operating expenses (excluding depreciation, amortization and LMA fees)	661,511	(38,627)		11,068		633,952
Depreciation and amortization	142,143	(6,568)		703		136,278
LMA fees	3,556	(91)		—		3,465
Corporate, general and administrative expenses (including stock-based compensation expense of $18,779)	57,438	—		—		57,438
Gain on derivative instrument	(12)	—		—		(12)
Impairment of intangible assets	127,141	(1,156)		—		125,985
Total operating expenses	991,777	(46,442)		11,771		957,106
Operating income	84,805	(27,868)		3,831		60,768
Non-operating (expense) income:
Interest expense, net	(198,628)	—		—		(198,628)
Loss on early extinguishment of debt	(2,432)	—		—		(2,432)
Other expense, net	(2,474)	(5)		—		(2,479)
Total non-operating expense, net	(203,534)	(5)		—		(203,539)
(Loss) income from continuing operations before income taxes	(118,729)	(27,873)		3,831		(142,771)
Income tax benefit (expense)	26,552	11,289	(I)	(1,552)	(I)	36,289
(Loss) income from continuing operations	(92,177)	(16,584)		2,279		(106,482)
Income from discontinued operations, net of taxes	59,448	—		—		59,448
Net (loss) income	(32,729)	(16,584)		2,279		(47,034)
Less: dividends declared and accretion of redeemable preferred stock	21,432	—		—		21,432
(Loss) income attributable to common shareholders	$(54,161)	$(16,584)		$2,279		$(68,466)
Basic and diluted (loss) income per common share
Basic: Loss from continuing operations per share	$(0.70)					$(0.79)
Income from discontinued operations per share	$0.37					$0.37
Loss per share	$(0.33)					$(0.42)
Diluted: Loss from continuing operations per share	$(0.70)					$(0.79)
Income from discontinued operations per share	$0.37					$0.37
Loss per share	$(0.33)					$(0.42)
Weighted average basic common shares outstanding	162,603,882					162,603,882
Weighted average diluted common shares outstanding	162,603,882					162,603,882
See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

CUMULUS MEDIA INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For The Year Ended December 31, 2011
(Dollars in thousands, except for share and per share data)

	As Reported (A)	Less: Discontinued Operations (E)		Pro Forma Combined
Broadcast revenues	$517,171	$(53,919)		$463,252
Management fees	2,792	—		2,792
Net revenues	519,963	(53,919)		466,044
Operating expenses:
Direct operating expenses (excluding depreciation, amortization and LMA fees)	316,253	(31,332)		284,921
Depreciation and amortization	51,148	(2,418)		48,730
LMA fees	2,525	(100)		2,425
Corporate, general and administrative expenses (including stock-based compensation expense of $10,744)	90,761	—		90,761
Gain on exchange of assets or stations	(15,278)	1,061		(14,217)
Realized loss on derivative instrument	3,368	—		3,368
Total operating expenses	448,777	(32,789)		415,988
Operating income	71,186	(21,130)		50,056
Non-operating (expense) income:
Interest expense, net	(86,989)	—		(86,989)
Loss on early extinguishment of debt	(4,366)	—		(4,366)
Other expense, net	39	22		61
Gain on equity investment in Cumulus Media Partners, LLC	11,636	—		11,636
Total non-operating expense, net	(79,680)	22		(79,658)
(Loss) income from continuing operations before income taxes	(8,494)	(21,108)		(29,602)
Income tax benefit (expense)	3,313	8,549	(I)	11,862
(Loss) income from continuing operations	(5,181)	(12,559)		(17,740)
Income from discontinued operations, net of taxes	69,041	—		69,041
Net income	63,860	(12,559)		51,301
Less: dividends declared and accretion of redeemable preferred stock	6,961	—		6,961
Income attributable to common shareholders	$56,899	$(12,559)		$44,340
Basic and diluted (loss) income per common share
Basic: Loss from continuing operations per share	$(0.17)			$(0.34)
Income from discontinued operations per share	$0.97			$0.97
Income per share	$0.80			$0.63
Diluted: Loss from continuing operations per share	$(0.17)			$(0.34)
Income from discontinued operations per share	$0.97			$0.97
Income per share	$0.80			$0.63
Weighted average basic common shares outstanding	70,890,393			70,890,393
Weighted average diluted common shares outstanding	70,890,393			70,890,393

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

CUMULUS MEDIA INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For The Year Ended December 31, 2010
(Dollars in thousands, except for share and per share data)

	As Reported (A)	Less: Discontinued Operations (E)		Pro Forma Combined
Broadcast revenues	$232,494	$(47,199)		$185,295
Management fees	4,146	—		4,146
Net revenues	236,640	(47,199)		189,441
Operating expenses:
Direct operating expenses (excluding depreciation, amortization and LMA fees)	143,717	(28,625)		115,092
Depreciation and amortization	8,214	(1,002)		7,212
LMA fees	2,054	(144)		1,910
Corporate, general and administrative expenses (including stock-based compensation expense of $2,451)	18,519	—		18,519
Realized loss on derivative instrument	1,957	—		1,957
Impairment of intangible assets	671	—		671
Total operating expenses	175,132	(29,771)		145,361
Operating income	61,508	(17,428)		44,080
Non-operating (expense) income:
Interest expense, net	(30,307)	—		(30,307)
Terminated transaction expense	(7,847)	—		(7,847)
Other expense, net	108	—		108
Total non-operating expense, net	(38,046)	—		(38,046)
Income from continuing operations before income taxes	23,462	(17,428)		6,034
Income tax (expense) benefit	(1,505)	7,058	(I)	5,553
Income from continuing operations	21,957	(10,370)		11,587
Income from discontinued operations, net of taxes	7,445	—		7,445
Net income	$29,402	$(10,370)		$19,032
Basic and diluted income per common share
Basic: Income from continuing operations per share	$0.52			$0.29
Income from discontinued operations per share	$0.18			$0.18
Income per share	$0.70			$0.47
Diluted: Income from continuing operations per share	$0.51			$0.29
Income from discontinued operations per share	$0.17			$0.17
Income per share	$0.68			$0.46
Weighted average basic common shares outstanding	40,341,011			40,341,011
Weighted average diluted common shares outstanding	41,189,161			41,189,161

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

CUMULUS MEDIA INC.
NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The accompanying unaudited pro forma condensed consolidated financial statements give effect to the completion, on November 14, 2013 of Cumulus Media Inc.’s (the “Company” or “Cumulus”) previously announced: (i) sale to Townsquare Media, LLC (“Townsquare”) of 53 radio stations in 12 small and mid-sized markets for approximately $238.0 million in cash; and (ii) swap of 15 radio stations in two small and mid-sized markets with Townsquare, which stations will be accounted for as a discontinued operation, in exchange for five stations in Fresno, California, which acquired stations are being accounted for as a business combination (such transactions together, the "Townsquare Transaction").

The accompanying unaudited pro forma condensed consolidated balance sheet is presented as if all components of the Townsquare Transaction occurred on September 30, 2013. The accompanying unaudited pro forma condensed consolidated statements of operations are presented as if the radio stations sold and swapped in the Townsquare Transaction were disposed of on January 1, 2010, and as if the five radio stations acquired in Fresno, California were acquired on January 1, 2012.

A.	Includes the results of the Company’s radio stations sold and swapped in the Townsquare Transaction, which were not historically reported as discontinued operations.
B.	Represents the elimination of the assets and liabilities attributable to the Company's radio stations sold and swapped in the Townsquare Transaction.
C.	Represents the pro forma purchase price allocation based upon the estimated fair values attributable to the five Fresno, CA radio stations acquired in the Townsquare Transaction.
D.	Represents cash proceeds received from the sale of the Company's radio stations in the Townsquare Transaction.
E.	Represents the historical financial results of the Company’s radio stations sold and swapped in the Townsquare Transaction.
F.
Represents a pre-tax book gain of $110.2 million for which the related tax expense will be offset by the release of valuation allowance associated with the consumption of available net operating loss carryforwards. In addition to these items, these adjustments include a deferred tax benefit associated with the release of valuation allowance in the amount of $24.6 million with respect to sources of taxable income from the settlement of deferred tax liabilities associated with the Company's disposition of indefinite lived intangibles and the acquisition of certain deferred tax liabilities associated with the five Fresno, CA radio stations acquired in the Townsquare Transaction.

G.	Less allowance for doubtful accounts of $0.3 million and $0.1 million for the discontinued operations and assets acquired, respectively.
H.	Represents the financial results of the five Fresno, CA radio stations acquired in the Townsquare Transaction.
I.	Reflects the tax effect at a blended federal and state statutory rate of 40.5%.